                                                                   EXHIBIT 99.5

                                                        MONTHLY OPERATING REPORT

      CASE  NAME:  KITTY HAWK CARGO, INC.                          ACCRUAL BASIS

      CASE  NUMBER:  400-42145-BJH-11                        02/13/95, RWD, 2/96

      JUDGE:  BARBARA J. HOUSER



                       UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: FEBRUARY 28, 2001


      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


      RESPONSIBLE  PARTY:

        /s/ Drew Keith                                                                 CHIEF FINANCIAL OFFICER
      ----------------------------------------------                                   ---------------------------------------------
      ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                                                       TITLE

      DREW KEITH                                                                                    3/20/01
      ----------------------------------------------                                   ---------------------------------------------
      PRINTED NAME OF RESPONSIBLE PARTY                                                                 DATE

      PREPARER:

        /s/ Kevin K. Craig                                                             CONTROLLER, KITTY HAWK INC.
      ----------------------------------------------                                   ---------------------------------------------
      ORIGINAL  SIGNATURE  OF  PREPARER                                                                 TITLE

      KEVIN K. CRAIG                                                                                3/20/01
      ----------------------------------------------                                   ---------------------------------------------
      PRINTED NAME OF PREPARER                                                                          DATE


------------------------------------------------------------------------------------------------------------------------------------

                                                        Monthly Operating Report

        CASE NAME: KITTY HAWK CARGO, INC                         ACCRUAL BASIS-1

        CASE  NUMBER: 400-42145-BJH-11                       02/13/95, RWD, 2/96





COMPARATIVE  BALANCE  SHEET


                                                         SCHEDULE               MONTH                       MONTH             MONTH
                                                                             -------------              --------------
ASSETS                                                   AMOUNT              JANUARY, 2001              FEBRUARY, 2001
-----------------------------------------------------------------------------------------------------------------------------------
1.          UNRESTRICTED  CASH                                                   $9,035                     $10,705
2.          RESTRICTED  CASH                                                         $0                          $0
3.          TOTAL  CASH                                        $0                $9,035                     $10,705              $0
------------------------------------------------------------------------------------------------------------------------------------
4.          ACCOUNTS  RECEIVABLE  (NET)               $41,314,895           $30,272,852                 $27,610,523
5.          INVENTORY                                                                $0                          $0
6.          NOTES  RECEIVABLE                                                        $0                          $0
7.          PREPAID  EXPENSES                             $35,445                    $0                          $0
8.          OTHER  (ATTACH  LIST)                    $102,257,281           $33,328,712                 $33,271,998
9.          TOTAL  CURRENT  ASSETS                   $143,607,621           $63,610,599                 $60,893,226              $0
------------------------------------------------------------------------------------------------------------------------------------
10.         PROPERTY,  PLANT  &  EQUIPMENT             $2,455,211            $4,677,221                  $4,698,156
11.         LESS:  ACCUMULATED
            DEPRECIATION / DEPLETION                                         $2,498,915                  $2,550,053
12.         NET  PROPERTY,  PLANT  &
            EQUIPMENT                                  $2,455,211            $2,178,306                  $2,148,103              $0
------------------------------------------------------------------------------------------------------------------------------------
13.         DUE FROM INSIDERS                                                        $0                          $0              $0
14.         OTHER  ASSETS  -  NET  OF
            AMORTIZATION  (ATTACH  LIST)                                             $0                          $0              $0
15.         OTHER (ATTACH LIST)                                                      $0                          $0              $0
------------------------------------------------------------------------------------------------------------------------------------
16.         TOTAL ASSETS                             $146,062,832           $65,788,905                 $63,041,329              $0
====================================================================================================================================
POSTPETITION  LIABILITIES
17.         ACCOUNTS  PAYABLE                                                  $715,609                  $1,074,945
18.         TAXES  PAYABLE                                                     $838,121                    $791,336
19.         NOTES  PAYABLE                                                           $0                          $0
20.         PROFESSIONAL  FEES                                                       $0                          $0
21.         SECURED  DEBT                                                            $0                          $0
22.         OTHER  (ATTACH  LIST)                                           ($2,226,007)                ($3,322,930)
------------------------------------------------------------------------------------------------------------------------------------
23.         TOTAL  POSTPETITION
            LIABILITIES                                                       ($672,277)                ($1,456,649)             $0
====================================================================================================================================
PREPETITION  LIABILITIES
24.         SECURED  DEBT                                                            $0                          $0
25.         PRIORITY  DEBT                               $496,687                    $0                          $0
26.         UNSECURED  DEBT                           $78,864,376            $5,091,940                  $5,091,940
27.         OTHER (ATTACH LIST)                                              $5,272,081                  $5,270,345
28.         TOTAL  PREPETITION  LIABILITIES           $79,361,063           $10,364,021                 $10,362,285              $0
------------------------------------------------------------------------------------------------------------------------------------
29.         TOTAL LIABILITIES                         $79,361,063            $9,691,744                  $8,905,636              $0
====================================================================================================================================
EQUITY
30.         PREPETITION  OWNERS'  EQUITY                                    $61,869,075                 $61,869,075
31.         POSTPETITION  CUMULATIVE
            PROFIT  OR  (LOSS)                                              ($5,771,914)               ($7,733,382)
32.         DIRECT  CHARGES  TO  EQUITY
            (ATTACH  EXPLANATION)                                                    $0                          $0
33.         TOTAL  EQUITY                                      $0           $56,097,161                 $54,135,693              $0
------------------------------------------------------------------------------------------------------------------------------------
34.         TOTAL  LIABILITIES  &
            OWNERS'  EQUITY                           $79,361,063           $65,788,905                 $63,041,329              $0
====================================================================================================================================
                                                                                     $0                          $0              $0

                                                        Monthly Operating Report

        CASE  NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-2

        CASE  NUMBER: 400-42145-BJH-11                       02/13/95, RWD, 2/96




        INCOME STATEMENT
                                                     MONTH                MONTH                 MONTH                QUARTER
                                                 -------------       --------------
        REVENUES                                 JANUARY, 2001       FEBRUARY, 2001                                   TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
   1.      GROSS  REVENUES                      $14,012,208          $11,920,669                                  $25,932,877
   2.      LESS:  RETURNS & DISCOUNTS                    $0                   $0                                           $0
------------------------------------------------------------------------------------------------------------------------------------
   3.      NET  REVENUE                         $14,012,208          $11,920,669                     $0           $25,932,877

====================================================================================================================================
   COST  OF  GOODS  SOLD
   4.      MATERIAL                                      $0                   $0                                           $0
   5.      DIRECT  LABOR                                 $0                   $0                                           $0
   6.      DIRECT  OVERHEAD                              $0                   $0                                           $0
   7.      TOTAL  COST  OF  GOODS  SOLD                  $0                   $0                                           $0
------------------------------------------------------------------------------------------------------------------------------------
   8.      GROSS  PROFIT                        $14,012,208          $11,920,669                     $0           $25,932,877
====================================================================================================================================
   OPERATING  EXPENSES
   9.      OFFICER / INSIDER  COMPENSATION          $26,667              $26,667                                      $53,334
   10.     SELLING  &  MARKETING                     $5,356              $19,243                                      $24,599
   11.     GENERAL & ADMINISTRATIVE              $1,863,762           $1,357,252                                   $3,221,014
   12.     RENT  &  LEASE                          $284,483             $295,771                                     $580,254
   13.     OTHER (ATTACH LIST)                  $13,268,337          $13,275,963                                  $26,544,300
------------------------------------------------------------------------------------------------------------------------------------
   14.     TOTAL  OPERATING  EXPENSES           $15,448,605          $14,974,896                     $0           $30,423,501
------------------------------------------------------------------------------------------------------------------------------------
   15.     INCOME  BEFORE  NON-OPERATING
           INCOME & EXPENSE                     ($1,436,397)         ($3,054,227)                    $0           ($4,490,624)
====================================================================================================================================
   OTHER  INCOME  &  EXPENSES
   16.     NON-OPERATING INCOME (ATT. LIST)              $0                   $0                                           $0
   17.     NON-OPERATING EXPENSE (ATT. LIST)             $0                   $0                                           $0
   18.     INTEREST  EXPENSE                       $194,856             $163,747                                     $358,603
   19.     DEPRECIATION / DEPLETION                 $50,786              $51,138                                     $101,924
   20.     AMORTIZATION                                  $0                   $0                                           $0
   21.     OTHER (ATTACH LIST)                           $0                   $0                                           $0
------------------------------------------------------------------------------------------------------------------------------------
   22.     NET  OTHER INCOME & EXPENSES            $245,642             $214,885                     $0              $460,527
====================================================================================================================================
   REORGANIZATION  EXPENSES
   23.     PROFESSIONAL  FEES                            $0                   $0                                           $0
   24.     U.S.  TRUSTEE  FEES                           $0                   $0                                           $0
   25.     OTHER (ATTACH LIST)                           $0                   $0                                           $0
   26.     TOTAL  REORGANIZATION  EXPENSES               $0                   $0                                           $0
------------------------------------------------------------------------------------------------------------------------------------
   27.     INCOME  TAX                            ($672,819)         ($1,307,644)                                 ($1,980,463)
====================================================================================================================================
   28.     NET  PROFIT  (LOSS)                  ($1,009,220)         ($1,961,468)                    $0           ($2,970,688)
====================================================================================================================================

                                                        Monthly Operating Report

        CASE  NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-3

        CASE  NUMBER: 400-42145-BJH-11                       02/13/95, RWD, 2/96


-----------------------------------------------------------------------------------------------------------------------------------
        CASH  RECEIPTS  AND                         MONTH                  MONTH                    MONTH             QUARTER
                                                -------------         --------------
        DISBURSEMENTS                           JANUARY, 2001         FEBRUARY, 2001                                   TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
   1.     CASH - BEGINNING  OF  MONTH                 $6,500                 $9,035                                    $6,500
------------------------------------------------------------------------------------------------------------------------------------
   RECEIPTS  FROM  OPERATIONS
   2.     CASH  SALES                                     $0                     $0                                        $0
------------------------------------------------------------------------------------------------------------------------------------
   COLLECTION  OF  ACCOUNTS  RECEIVABLE
   3.     PREPETITION                                     $0                     $0                                        $0
   4.     POSTPETITION                           $11,033,780            $11,481,967                               $22,515,747
------------------------------------------------------------------------------------------------------------------------------------
   5.     TOTAL  OPERATING  RECEIPTS             $11,033,780            $11,481,967                      $0       $22,515,747
====================================================================================================================================
   NON - OPERATING RECEIPTS
   6.     LOANS  &  ADVANCES  (ATTACH  LIST)              $0                     $0                                        $0
   7.     SALE  OF  ASSETS                                $0                     $0                                        $0
   8.     OTHER  (ATTACH  LIST)                 ($11,031,245)          ($11,480,297)                             ($22,511,542)
   9.     TOTAL  NON-OPERATING  RECEIPTS        ($11,031,245)          ($11,480,297)                     $0      ($22,511,542)
------------------------------------------------------------------------------------------------------------------------------------
   10.    TOTAL  RECEIPTS                             $2,535                 $1,670                      $0            $4,205
------------------------------------------------------------------------------------------------------------------------------------
   11.    TOTAL  CASH  AVAILABLE                      $9,035                $10,705                      $0           $10,705
====================================================================================================================================
   OPERATING  DISBURSEMENTS
   12.    NET  PAYROLL                                                                                                     $0
   13.    PAYROLL TAXES PAID                                                                                               $0
   14.    SALES,  USE  &  OTHER  TAXES  PAID                                                                               $0
   15.    SECURED / RENTAL / LEASES                                                                                        $0
   16.    UTILITIES                                                                                                        $0
   17.    INSURANCE                                                                                                        $0
   18.    INVENTORY  PURCHASES                                                                                             $0
   19.    VEHICLE  EXPENSES                                                                                                $0
   20.    TRAVEL                                                                                                           $0
   21.    ENTERTAINMENT                                                                                                    $0
   22.    REPAIRS  &  MAINTENANCE                                                                                          $0
   23.    SUPPLIES                                                                                                         $0
   24.    ADVERTISING                                                                                                      $0
   25.    OTHER  (ATTACH  LIST)                                                                                            $0
------------------------------------------------------------------------------------------------------------------------------------
   26.    TOTAL  OPERATING  DISBURSEMENTS                 $0                     $0                      $0                $0
====================================================================================================================================
   REORGANIZATION  EXPENSES
   27.    PROFESSIONAL  FEES                                                                                               $0
   28.    U.S.  TRUSTEE  FEES                                                                                              $0
   29.    OTHER  (ATTACH  LIST)                                                                                            $0
   30.    TOTAL  REORGANIZATION  EXPENSES                 $0                     $0                      $0                $0
   31.    TOTAL  DISBURSEMENTS                            $0                     $0                      $0                $0
   32.    NET  CASH  FLOW                             $2,535                 $1,670                      $0            $4,205
------------------------------------------------------------------------------------------------------------------------------------
   33.    CASH - END OF MONTH                         $9,035                $10,705                      $0           $10,705
====================================================================================================================================

                                                        Monthly Operating Report

CASE  NAME: KITTY HAWK CARGO, INC                                ACCRUAL BASIS-4

CASE  NUMBER:  400-42145-BJH-11                              02/13/95, RWD, 2/96



                                                    SCHEDULE                  MONTH                    MONTH                  MONTH
                                                                            -------------          --------------
ACCOUNTS  RECEIVABLE  AGING                          AMOUNT                 JANUARY, 2001          FEBRUARY, 2001
-----------------------------------------------------------------------------------------------------------------------------------
1.        0-30                                           $21,518,319              $20,470,017             $18,522,482
2.        31-60                                          $14,127,296               $2,096,931              $1,262,022
3.        61-90                                           $2,070,404                 $350,638                $594,885
4.        91+                                             $3,598,876               $6,799,894              $6,635,268
5.        TOTAL  ACCOUNTS  RECEIVABLE                    $41,314,895              $29,717,480             $27,014,657            $0
------------------------------------------------------------------------------------------------------------------------------------
6.        AMOUNT  CONSIDERED  UNCOLLECTIBLE
------------------------------------------------------------------------------------------------------------------------------------
7.        ACCOUNTS  RECEIVABLE  (NET)                    $41,314,895              $29,717,480             $27,014,657            $0
====================================================================================================================================



AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                                                                MONTH: FEBRUARY, 2001
---------------------------------------------
                                           0-30                31-60              61-90                     91+
TAXES  PAYABLE                             DAYS                DAYS                DAYS                    DAYS              TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
1.        FEDERAL                        $791,336                                                                          $791,336
2.        STATE                                                                                                                  $0
3.        LOCAL                                                                                                                  $0
4.        OTHER (ATTACH LIST)                                                                                                    $0
------------------------------------------------------------------------------------------------------------------------------------
5.        TOTAL  TAXES  PAYABLE          $791,336                  $0                  $0                      $0          $791,336
------------------------------------------------------------------------------------------------------------------------------------
6.        ACCOUNTS  PAYABLE              $896,758                $467              $2,222                $175,498        $1,074,945
====================================================================================================================================


STATUS  OF  POSTPETITION  TAXES                                                                              MONTH: FEBRUARY, 2001
-------------------------------
                                               BEGINNING               AMOUNT                                             ENDING
                                                  TAX                WITHHELD AND/                AMOUNT                    TAX
FEDERAL                                        LIABILITY*             0R ACCRUED                   PAID                  LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
1.        WITHHOLDING**                                $0                                                                       $0
2.        FICA-EMPLOYEE**                              $0                                                                       $0
3.        FICA-EMPLOYER**                              $0                                                                       $0
4.        UNEMPLOYMENT                                 $0                                                                       $0
5.        INCOME                                       $0                                                                       $0
6.        OTHER (ATTACH LIST)                    $838,121                 $791,336                $838,121                $791,336
------------------------------------------------------------------------------------------------------------------------------------
7.        TOTAL  FEDERAL  TAXES                  $838,121                 $791,336                $838,121                $791,336
====================================================================================================================================
STATE  AND  LOCAL
8.        WITHHOLDING                                  $0                                                                       $0
9.        SALES                                        $0                                                                       $0
10.       EXCISE                                       $0                                                                       $0
11.       UNEMPLOYMENT                                 $0                                                                       $0
12.       REAL  PROPERTY                               $0                                                                       $0
13.       PERSONAL  PROPERTY                           $0                                                                       $0
14.       OTHER (ATTACH LIST)                          $0                                                                       $0
15.       TOTAL  STATE  &  LOCAL                       $0                       $0                      $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
16.       TOTAL  TAXES                           $838,121                 $791,336                $838,121                $791,336
====================================================================================================================================
*         The  beginning  tax  liability  should  represent  the  liability  from  the  prior  month  or,  if  this  is  the  first operating report,  the  amount  should  be  zero.
**        Attach  photocopies  of  IRS  Form  6123  or  your  FTD  coupon  and  payment  receipt  to  verify  payment  or  deposit.

                                                        Monthly Operating Report

CASE NAME:  KITTY HAWK CARGO, INC                                ACCRUAL BASIS-5

CASE NUMBER: 400-42145-BJH-11                                02/13/95, RWD, 2/96



The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                          MONTH: FEBRUARY, 2001
BANK  RECONCILIATIONS
                                                         Account #1             Account #2              Account #3
-----------------------------------------------------------------------------------------------------------------------------------
A.          BANK:                                  Bank One
B.           ACCOUNT  NUMBER:                                  1559691298                                                TOTAL
C.           PURPOSE  (TYPE):                      Operations Account
------------------------------------------------------------------------------------------------------------------------------------
1.        BALANCE  PER  BANK  STATEMENT                                $0                                                       $0
2.        ADD:  TOTAL  DEPOSITS  NOT  CREDITED                         $0                                                       $0
3.        SUBTRACT:  OUTSTANDING  CHECKS                               $0                                                       $0
4.        OTHER  RECONCILING  ITEMS                                $4,205                                                   $4,205
5.        MONTH  END  BALANCE  PER  BOOKS                          $4,205             $0                      $0            $4,205
6.        NUMBER  OF  LAST  CHECK  WRITTEN




INVESTMENT ACCOUNTS
                                                          DATE OF                 TYPE OF                PURCHASE           CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                           PURCHASE                INSTRUMENT                 PRICE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
7.        N/A
8.
9.
10.
11.       TOTAL  INVESTMENTS                                                                                  $0                $0

CASH
------------------------------------------------------------------------------------------------------------------------------------
12.       CURRENCY ON HAND                                                                                                  $6,500
------------------------------------------------------------------------------------------------------------------------------------
13.       TOTAL  CASH  -  END  OF MONTH                                                                                    $10,705
------------------------------------------------------------------------------------------------------------------------------------

                                                        Monthly Operating Report

      CASE  NAME:  KITTY HAWK CARGO, INC                         ACCRUAL BASIS-6

      CASE  NUMBER: 400-42145-BJH-11                         02/13/95, RWD, 2/96

                                                          MONTH:  FEBRUARY, 2001



PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.



                                                 INSIDERS
-----------------------------------------------------------------------------------------------------------------------------------
                                              TYPE OF                AMOUNT           TOTAL PAID
                    NAME                      PAYMENT                 PAID              TO DATE
-----------------------------------------------------------------------------------------------------------------------------------
1.         Toby Skaar                      Salary                    $26,667            $151,499
2.
3.
4.
5.
-----------------------------------------------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  INSIDERS                                                    $26,667            $151,499
===================================================================================================================================



                                                                  PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------
                                           DATE OF COURT                                                                   TOTAL
                                         ORDER AUTHORIZING           AMOUNT             AMOUNT        TOTAL PAID          INCURRED
                         NAME                 PAYMENT               APPROVED             PAID          TO DATE           & UNPAID *
-----------------------------------------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
2.
3.
4.
5.
------------------------------------------------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  PROFESSIONALS                                              $0                  $0                 $0                  $0
===================================================================================================================================
*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED



POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
PROTECTION  PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   SCHEDULED            AMOUNTS
                                                                    MONTHLY              PAID               TOTAL
                                                                    PAYMENTS            DURING              UNPAID
                          NAME OF CREDITOR                            DUE                MONTH           POSTPETITION
-----------------------------------------------------------------------------------------------------------------------------------
1.   National City Bank & Ft Wayne - Allen County                  $183,476            $185,579                 $0
2.   Ridgely - City of Philadelphia - PHL                           $25,508             $36,533                 $0
3.   NY/NJ Airport Authority - EWR                                  $27,792             $28,437                 $0
4.   City of Los Angeles - LAX                                      $39,562             $34,022                 $0
5.   Airport Group Int'l - ATL                                      $11,550             $11,200                 $0
------------------------------------------------------------------------------------------------------------------------------------
6.   TOTAL                                                         $287,889            $295,771                 $0
====================================================================================================================================

                                                        Monthly Operating Report

        CASE  NAME:  KITTY HAWK CARGO, INC                      ACCRUAL  BASIS-7

        CASE  NUMBER: 400-42145-BJH-11                       02/13/95, RWD, 2/96

                                                           MONTH: FEBRUARY, 2001


QUESTIONNAIRE
---------------------------------------------------------------------------------
                                                                  YES         NO
---------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                          X
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
---------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                            X
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
---------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                     X
    LOANS) DUE FROM RELATED PARTIES?
---------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                    X
    THIS REPORTING PERIOD?
---------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                          X
    DEBTOR FROM ANY PARTY?
---------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                              X
---------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                        X
    PAST DUE?
---------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                          X
---------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                X
---------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                            X
    DELINQUENT?
---------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                           X
    REPORTING PERIOD?
---------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                           X
---------------------------------------------------------------------------------


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



        INSURANCE
---------------------------------------------------------------------------------
                                                                  YES        NO
---------------------------------------------------------------------------------
1.  ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER        X
    NECESSARY INSURANCE COVERAGES IN EFFECT?
---------------------------------------------------------------------------------
2.  ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                    X
---------------------------------------------------------------------------------
3.  PLEASE  ITEMIZE  POLICIES  BELOW.
---------------------------------------------------------------------------------


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                    INSTALLMENT  PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
    TYPE  OF                                                                                                     PAYMENT AMOUNT
    POLICY                                            CARRIER                           PERIOD COVERED            & FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
              SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11

-----------------------------------------------------------------------------------------------------------------------------------

CASE  NAME: KITTY HAWK CARGO, INC

CASE  NUMBER:  400-42145-BJH-11

DETAILS OF OTHER ITEMS                                          FEBRUARY, 2001

ACCRUAL BASIS-1

8.    OTHER  (ATTACH  LIST)                                       $ 33,271,998 Reported
                                                                  ------------
           Net of all I/C Accts Receivable/Payable                  33,031,784
           Intangibles - Other                                         154,458
           Deposits                                                     85,756
                                                                  ------------
                                                                    33,271,998 Detail
                                                                  ------------
                                                                  ------------
                                                                             - Difference
                                                                  ------------


22.   OTHER  (ATTACH  LIST)                                       $ (3,322,930)Reported
                                                                  ------------
           Accrued Liabilities                                       1,837,147
           Accrued Salaries & PR Taxes                                     111
           Less:  FET Taxes Payable (Line 18)                         (791,336)
           Post-petition Fed Inc Tax                                (4,368,852)
                                                                  ------------
              *** FET recorded in Taxes Payable                     (3,322,930)Detail
                                                                  ------------
                                                                  ------------
                                                                             - Difference
                                                                  ------------


27.   OTHER (ATTACH LIST)                                          $ 5,270,345 Reported
                                                                  ------------
           Pre-petition Fed Inc Tax                                  4,022,982
           Pre-petition Deposits                                       479,840
           Pre-petition Taxes Other                                          -
           Pre-petition Accrued Liabilities                            767,523

                                                                  ------------
                                                                     5,270,345 Detail
                                                                  ------------
                                                                  ------------
                                                                             - Difference
                                                                  ------------


ACCRUAL BASIS-2
13.   OTHER (ATTACH LIST)                                          $13,275,963 Reported
                                                                  ------------
             Aircraft Costs                                          2,067,072
             I/C Aircraft Costs (KHA)                                5,489,480
             KHC Ground Handling (Operations Payroll)                  887,666
             Outstation Ground Handling                              1,092,118
             Trucking Costs                                            357,658
             Fuel                                                    3,227,785
             Contract Labor                                              3,994
             Other                                                     150,190

                                                                  ------------
                                                                    13,275,963 Detail
                                                                  ------------
                                                                             - Difference

ACCRUAL BASIS-3

8.    OTHER  (ATTACH  LIST)                                        (11,480,297)Reported
                                                                  ------------
           Transfer to Inc - all money sweeps                      (11,480,297)Detail
                                                                  ------------
              to KH Inc. Case #400-42141                                     - Difference
                                                                  ------------


ACCRUAL BASIS-4

6.    OTHER  (ATTACH  LIST)                                          1,629,457 Reported
                                                                  ------------
           FET (720) 1/01-15/01 Pd 2/12                             355,445.94
           FET (720) 1/15-31/01 Pd 2/27                             405,331.56
           FET (720) Refund - Reconciling Item                       77,343.50
           FET (720) 2/01-28/01                                     791,336.00

                                                                  ------------
                                                                     1,629,457 Detail
                                                                  ------------
                                                                  ------------
                                                                             - Difference
                                                                  ------------

CASE  NAME:  Kitty Hawk Cargo, Inc.                         FOOTNOTES SUPPLEMENT

CASE  NUMBER: 400-42145-BJH-11                                     ACCRUAL BASIS

                                                         MONTH:   FEBRUARY, 2001



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 ACCRUAL BASIS FORM NUMBER    LINE NUMBER                                  FOOTNOTE / EXPLANATION
-----------------------------------------------------------------------------------------------------------------------------------

           6                                  All Professional fees related to the Reorganization of the
                                                Company are disbursed out of Kitty Hawk, Inc. (Parent
                                                Company). Refer to Case # 400-42141
-----------------------------------------------------------------------------------------------------------------------------------
           7                                  All insurance plans related to the Company are carried
                                                at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                                400-42141.

-----------------------------------------------------------------------------------------------------------------------------------

           3                       3          The current general ledger system is not able to provide a detail of customer cash receipts segregated by prepetion accounts receivable and post petition accounts receivable. Therefore, cash receipts is provided in total for the month.

-----------------------------------------------------------------------------------------------------------------------------------

           3                       8          All cash received into the Company cash accounts is swept
                                                 each night to Kitty Hawk, Inc. Master Account (see Case
                                                 #400-42141).
-----------------------------------------------------------------------------------------------------------------------------------
           3                       31         All disbursements (either by wire transfer or check), including payroll are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
-----------------------------------------------------------------------------------------------------------------------------------
           4                       6          All assessment of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
                                                 are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
-----------------------------------------------------------------------------------------------------------------------------------
           4                       7          The A/R aging does not reconcile to the general ledger due to historical system problems.  In addition, A/R aging is for Trade A/R only.
-----------------------------------------------------------------------------------------------------------------------------------
           4                       6          Accounts payable on the aging are in the 60 and 90 day categories due to wire transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P aging and invoices on Kitty Hawk Cargo Aging. Company is working on clearing these items.
-----------------------------------------------------------------------------------------------------------------------------------
           4                       1          Status of Postpetition Taxes - Kitty Hawk Cargo Payroll was transferred to
                                                 Aircargo's payroll (case #00-42142-BJH-11)
-----------------------------------------------------------------------------------------------------------------------------------
           6                    Insiders      Payments to insiders include a portion of the Court approved retention payments in the month of January.
-----------------------------------------------------------------------------------------------------------------------------------
           4                       6          Taxes Payable (Federal Excise Tax) is a reconciling item due to refund taken in February and not recorded in G/L.  Company will correct in
                                                March.
-----------------------------------------------------------------------------------------------------------------------------------